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                                                                      Exhibit 32


                  SECTION 1350 CERTIFICATION OF PERIODIC REPORT
           BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, each of the undersigned officers of ALLETE, Inc. (ALLETE), does hereby certify that:

1. The Quarterly Report on Form 10-Q of ALLETE for the quarterly period ended June 30, 2003 (Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ALLETE.



Dated:  August 8, 2003           David G. Gartzke
                                 -----------------------------------------------

                                 David G. Gartzke
                                 Chairman, President and Chief Executive Officer




Dated:  August 8, 2003           James K. Vizanko
                                 -----------------------------------------------

                                 James K. Vizanko
                                 Vice President, Chief Financial Officer and
                                 Treasurer



This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability pursuant to that section. Such certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ALLETE specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to ALLETE and will be retained by ALLETE and furnished to the Securities and Exchange Commission or its staff upon request.




                      ALLETE Second Quarter 2003 Form 10-Q